UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2011

GREEN BANKSHARES, INC.

 (Exact name of registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
100 North Main Street Greeneville, Tennessee		37743-4992
(Address of principal executive offices)		(Zip Code)
(423) 639-5111
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 7, 2011, Green Bankshares, Inc. (the “Company”), filed a Current Report on Form 8-K to report that GreenBank (“GreenBank”), a wholly-owned subsidiary of the Company, had entered into an Agreement of Merger with Capital Bank, National Association (“Capital Bank”) on September 7, 2011 pursuant to which, on September 7, 2011, GreenBank merged with and into Capital Bank, with Capital Bank continuing as the surviving entity (the “Merger”). In that filing, the Company indicated that it would file an amendment to the Form 8-K no later than November 23, 2011 to provide financial information to the extent required by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A is being filed to provide financial information to the extent required by Item 9.01.

Prior to the Merger, Capital Bank (formerly known as NAFH National Bank) acquired assets and assumed liabilities of First National Bank of the South, Metro Bank of Dade County and Turnberry Bank (collectively, the “Failed Banks”) from the Federal Deposit Insurance Corporation (the “FDIC”, and, such transactions, the “Failed Banks Acquisitions”). In accordance with the guidance provided in Staff Accounting Bulletin Topic 1:K, “Financial Statements of Acquired Troubled Financial Institutions” (“SAB 1:K”), the Company has omitted certain financial information of the Failed Banks required by Rule 3-05 of Regulation S-X and the related pro forma financial information required under Article 11 of Regulation S-X. SAB 1:K provides relief from the requirements of Rule 3-05 of Regulation S-X and the related pro forma financial information required under Article 11 of Regulation S-X under certain circumstances, including transactions such as the Failed Banks Acquisitions, in which the registrant engages in an acquisition of a troubled financial institution for which historical financial statements are not reasonably available and in which federal assistance is an essential and significant part of the transaction.

Statements made or incorporated by reference into this Amendment, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the Company’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Cautionary Notice Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 as well as under the similar captions in the Registration Statement on Form S-1 filed by North American Financial Holdings, Inc. on June 23, 2011, as amended since that date (File No. 333-175108).

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The information set forth in Item 9.01 of the Amendment to the Current Report on Form 8-K filed by TIB Financial Corp. (“TIB Financial”) on July 13, 2011 is incorporated herein by reference.  In addition, TIB Financial has previously filed in such report the following financial statements, which are filed as Exhibits 99.1, 99.2 and 99.3 to this current report and are incorporated herein by reference: (1) Audited Statement of Assets Acquired and Liabilities Assumed of First National Bank of the South as of July 16, 2010, (2) Audited Statement of Assets Acquired and Liabilities Assumed of Metro Bank of Dade County as of July 16, 2010 and (3) Audited Statement of Assets Acquired and Liabilities Assumed of Turnberry Bank as of July 16, 2010.

The information set forth in Item 8 of the Annual Report on Form 10-K filed by Capital Bank Corporation for the year ended December 31, 2010 is incorporated herein by reference.

The information set forth in Item 1 of the Quarterly Report on Form 10-Q filed by Capital Bank Corporation for the quarterly period ended June 30, 2011 is incorporated herein by reference.

The information set forth in Item 8 of the Annual Report on Form 10-K filed by TIB Financial for the year ended December 31, 2010 is incorporated herein by reference.

The information set forth in Item 1 of the Quarterly Report on Form 10-Q filed by TIB Financial for the quarterly period ended June 30, 2011 is incorporated herein by reference.

(b) Pro Forma Financial Information

The information set forth under the caption “Unaudited Pro Forma Condensed Combined Financial Information” in the Registration Statement on Form S-4 of North American Financial Holdings, Inc. (File No. 333-176796) is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Elliott Davis, PLLC
23.2	Consent of Grant Thornton LLP
23.3	Consent of PricewaterhouseCoopers LLP
23.4	Consent of PricewaterhouseCoopers LLP
23.5	Consent of PricewaterhouseCoopers LLP
23.6	Consent of Crowe Horwath LLP
99.1

Audited Statement of Assets Acquired and Liabilities Assumed of First National Bank of the South as of July 16, 2010 (incorporated by reference to Exhibit 99.1 of the Amendment to the Current Report on Form 8-K filed by TIB Financial on July 13, 2011)

99.2

Audited Statement of Assets Acquired and Liabilities Assumed of Metro Bank of Dade County as of July 16, 2010 (incorporated by reference to Exhibit 99.2 of the Amendment to the Current Report on Form 8-K filed by TIB Financial on July 13, 2011)

99.3

Audited Statement of Assets Acquired and Liabilities Assumed of Turnberry Bank as of July 16, 2010 (incorporated by reference to Exhibit 99.3 of the Amendment to the Current Report on Form 8-K filed by TIB Financial on July 13, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BANKSHARES, INC.
Date: November 17, 2011	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer